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                                                                  EXHIBIT (j)(2)




                         INDEPENDENT AUDITOR'S CONSENT



The Board of Trustees
Pacific Innovations Trust:

We consent to the use of our report incorporated herein by reference and to the references to our firm under the headings "Financial Highlights" in the Prospectus and "Financial Statements" in the Statement of Additional Information.

                                   /s/  KPMG LLP


Los Angeles, California
April 29, 1999